UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)

         California                    000-1084047               95-4691878
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                       100 North Tampa Street, Suite 2410
                              Tampa, Florida 33602
               (Address of Principal Executive Offices; Zip Code)

      Registrant's telephone number, including area code: (813) 387 - 3310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

                                    FORM 8-K

Item 5.02.  Results of Operations and Financial Condition.

Effective as of April 7, 2005, Douglas Shane Hackett resigned as officer and director of Innovative Software Technologies, Inc. and its subsidiaries.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                       INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

                                       By: /s/ Peter M. Peterson
                                           -------------------------------------
                                           Peter M. Peterson
                                           Chief Executive Officer

Date: April 8, 2005